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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

ULTIMATE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-22532 (Commission File Number)	84-0585211 (I.R.S. Employer Identification No.)

321 West 84th Avenue, Suite A, Thornton, Colorado 80260
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (303) 412-2500

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits

  The following exhibit is being furnished pursuant to Items 9 and 12 with this Current Report and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 5, 2004 of Ultimate Electronics, Inc. Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein.

ITEM 9. REGULATION FD DISCLOSURE AND

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 5, 2004, Ultimate Electronics, Inc. issued a press release reporting its sales results for its fourth quarter and year ended January 31, 2004 and announcing its fiscal 2005 initiatives. The company also conducted a conference call on February 5, 2004 to discuss the press release. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC. (Registrant)
Date: February 5, 2004	By:	/s/ ALAN E. KESSOCK Alan E. Kessock, Senior Vice President—Finance and Administration and Chief Financial Officer

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE AND
  ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES